UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2016
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 5, 2016, SUPERVALU INC. (“Supervalu,” or the “Company”) completed the previously announced sale of the Company’s Save-A-Lot business (the “Sale”) to SAL Acquisition Corp (f/k/a Smith Acquisition Corp), an affiliate of Onex Partners Manager LP (“Purchaser”), for a purchase price of $1.365 billion in cash, subject to customary closing adjustments. The Sale was completed pursuant to the terms of the Agreement and Plan of Merger, dated as of October 16, 2016 (the “Merger Agreement”), by and among Purchaser, SAL Merger Sub Corp (f/k/a Smith Merger Sub Corp), a newly formed wholly owned subsidiary of Purchaser (“Merger Sub”), Supervalu and Moran Foods, LLC, a wholly owned subsidiary of Supervalu prior to the Sale (“Save-A-Lot”).

Item 1.01.     Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.
In connection with the completion of the Sale, on December 5, 2016, Supervalu and Save-A-Lot entered into a Services Agreement (the “Services Agreement”) whereby Supervalu will provide certain professional services to Save-A-Lot for a term of five years, on the terms and subject to the conditions set forth therein.
Pursuant to the Services Agreement, Supervalu will provide Save-A-Lot various technical, human resources, finance and other operational services. Save-A-Lot paid Supervalu $30 million upon entry into the Services Agreement, which will be credited against fees due under the Services Agreement. The initial annual base charge under the Services Agreement is $30 million, subject to adjustments. In addition to these services, Save-A-Lot can request new services through the “change control” procedures set forth in the Services Agreement, and Supervalu may also agree to conduct non-recurring projects for Save-A-Lot pursuant to project orders. The services may be used by Save-A-Lot and its subsidiaries only in connection with the Save-A-Lot hard discount business.
Save-A-Lot may terminate the Services Agreement in the event of Supervalu’s material breach, if Supervalu breaches its non-compete obligations under the Merger Agreement, if Supervalu is acquired by a third party that engages in a Competing Business (as defined in the Merger Agreement) or in the event of Supervalu’s bankruptcy or insolvency, in each case, subject to certain limitations set forth in the Services Agreement. In addition, Save-A-Lot may terminate certain services or service categories if Supervalu commits a breach that is material to the service category or if Supervalu fails to meet certain minimum specified service levels, in each case, subject to certain limitations set forth in the Services Agreement. Supervalu may terminate the Services Agreement in the event of Save-A-Lot’s material breach, for Save-A-Lot’s failure to make timely payment, for certain legal or regulatory changes and in the event of Save-A-Lot’s bankruptcy or insolvency, in each case, subject to certain limitations set forth in the Services Agreement. The Services Agreement generally requires each party to indemnify the other party against third-party claims arising out of the performance of or the provision or receipt of services under the Services Agreement.
The foregoing description of the Services Agreement and certain terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Services Agreement and the Merger Agreement, each of which are incorporated herein by reference. The Services Agreement is filed as Exhibit 10.1 hereto, and the Merger Agreement was filed as Exhibit 2.1 to Supervalu’s Current Report on Form 8-K filed with the SEC on October 17, 2016. Supervalu has also applied to the Securities and Exchange Commission (the “SEC”) for confidential treatment of certain portions of Exhibit 10.1. Omitted material for which confidential treatment has been requested has been separately filed with the SEC.
Item 2.01.     Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.
On December 5, 2016, Supervalu sold its Save-A-Lot business to the Purchaser for a purchase price of $1.365 billion in cash, subject to customary closing adjustments. The Sale was effected pursuant to the terms of the Merger Agreement, whereby Merger Sub merged with and into Save-A-Lot (the “Merger”), with Save-A-Lot surviving the Merger as a wholly owned subsidiary of Purchaser.
The foregoing description of the Sale, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference. The Merger Agreement was filed as Exhibit 2.1 to Supervalu’s Current Report on Form 8-K filed with the SEC on October 17, 2016.

The Unaudited Pro Forma Condensed Consolidated Financial Statements of Supervalu and the related notes thereto giving effect to the Sale are attached hereto as Exhibit 99.2.
Item 2.04.     Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in the Introductory Note is incorporated herein by reference.
In connection with the completion of the Sale, on December 5, 2016, Supervalu prepaid $750 million of outstanding loans under its existing senior secured term loan pursuant to and as required by the terms of the Second Amended and Restated Credit Agreement, dated as of January 31, 2014 (as amended, the “Credit Agreement”), among Supervalu, as borrower, the subsidiaries of the Company named as guarantors therein, Goldman Sachs Bank USA, as administrative agent and as collateral agent, and the lenders from time to time party thereto, because the Sale constitutes a “Moran Sale” (as defined in the Credit Agreement). Pursuant to the Credit Agreement, the Company is required within 10 days of completion of the Sale to make an additional prepayment of outstanding loans under the Credit Agreement in an amount currently estimated to be $75 million, which represents 50% of the Net Cash Proceeds (as defined in the Credit Agreement) in excess of $750 million up to an aggregate amount that would cause the Company’s Total Secured Leverage Ratio (as defined in the Credit Agreement), on a pro forma basis after giving effect to such prepayment, to be no higher than 1.50:1.00.
In connection with the Sale, the Company entered into an agreement with the Pension Benefit Guarantee Corporation (“PBGC”) under which, among other things, the Company has agreed to make certain contributions to its qualified pension plan in excess of any required minimum contributions and to repay any outstanding balance under the Company’s $1,000 million asset-based revolving ABL credit facility at the time of the Sale.
The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is incorporated herein by reference. The Credit Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on February 2, 2014, and the Third Amendment and Consent Agreement to the Credit Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 23, 2016.
Item 7.01.     Regulation FD Disclosure.

Exhibit 99.3 to this Current Report on Form 8-K provides supplemental consolidated and segment financial information for the year-to-date periods (28 weeks) ended September 10, 2016 and September 12, 2015, and for Supervalu’s fiscal year ended February 27, 2016 that reflects the recast segment presentation described in Item 9.01 hereof and is incorporated by reference in this Item 7.01. The information in this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 8.01.     Other Events.

On December 5, 2016, Supervalu issued a press release announcing the completion of the Sale, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Except for the historical and factual information contained herein, the matters set forth in this report, particularly those pertaining to SUPERVALU’s expectations, guidance or future operating results, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “intends,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including competition, ability to execute operations and initiatives, ability to realize benefits from acquisitions and dispositions, reliance on wholesale customers’ ability to grow, ability to maintain or increase margins, substantial indebtedness, labor relations issues, escalating costs of providing employee benefits, relationships with Save-A-Lot, including the services agreement entered into in connection with the sale of the Save-A-Lot business, Albertson’s LLC and New Albertson’s Inc., intrusions to and disruption of information technology systems, impact of economic conditions, commodity pricing, governmental regulation, food and drug safety issues, legal proceedings, pharmacy reimbursement and health care financing, intellectual property protection, severe weather, natural disasters and adverse climate changes, disruption to supply chain and distribution network, changes in military business, adequacy of insurance, volatility in fuel and energy costs, asset impairment charges, fluctuations in our common stock price and other risk factors relating to our business or industry as detailed from time to time in SUPERVALU’s reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Unless legally required, SUPERVALU undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.     Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company for the fiscal years ended February 27, 2016, February 28, 2015 and February 22, 2014, the year-to-date periods (28 weeks) ended September 10, 2016 and September 12, 2015, and as of September 10, 2016 are filed as Exhibit 99.2 to this Current Report on Form 8-K.
(d)  Exhibits.

Exhibit Number	Description
10.1	Services Agreement, dated as of December 5, 2016, between SUPERVALU INC. and Moran Foods, LLC.*
99.1	Press Release, dated December 5, 2016.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of SUPERVALU INC.
99.3	Historical Segment Financial Information and Supplemental Non-GAAP and Pro Forma Financial Information of SUPERVALU INC.

* Application has been made to the Securities and Exchange Commission for confidential treatment of certain portions of this exhibit. Omitted material for which confidential treatment has been requested has been separately filed with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 8, 2016

SUPERVALU INC.

By: /s/ Bruce H. Besanko

Bruce H. Besanko
Executive Vice President, Chief Operating Officer and Chief Financial Officer
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit Number	Description
10.1	Services Agreement, dated as of December 5, 2016, between SUPERVALU INC. and Moran Foods, LLC.*
99.1	Press Release, dated December 5, 2016.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of SUPERVALU INC.
99.3	Historical Segment Financial Information and Supplemental Non-GAAP and Pro Forma Financial Information of SUPERVALU INC.

* Application has been made to the Securities and Exchange Commission for confidential treatment of certain portions of this exhibit. Omitted material for which confidential treatment has been requested has been separately filed with the Securities and Exchange Commission.